Exhibit 99.1

EXELON CORPORATION

RESTRICTED STOCK UNIT AWARD AGREEMENT

Exelon Corporation, a Pennsylvania corporation (the “Company”), hereby grants to [NAME] (the “Holder”) as of [GRANT DATE] (the “Grant Date”), pursuant to the provisions of the Exelon Corporation 2006 Long-Term Incentive Plan (the “Plan”), a restricted stock unit award (the “Award) of [WRITTEN NUMBER OF SHARES] ([NUMERICAL SHARES]) shares of the Company’s Common Stock, without par value (“Common Stock”), upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Award Subject to Agreement. The Award shall be subject to the terms and conditions of this Agreement.

2. Rights as a Stockholder. The Holder shall not be entitled to any privileges of ownership with respect to shares of Common Stock subject to the Award (including but not limited to voting or dividend privileges) unless and until, and only to the extent, the Award becomes vested pursuant to Section 3 hereof, the Award is paid in shares, and the Holder becomes a stockholder of record with respect to such shares. The Company shall pay to the Holder a cash payment equal to the amount of any such dividends (“Dividend Equivalents”) he or she would have received had the shares of Common Stock covered by this Award been issued to Holder on the date hereof and such payment shall be made when and as dividends are paid on outstanding shares of Common Stock until such shares either vest or are forfeited, as provided in Section 3 hereof.

3. Restriction Period and Vesting.

(a) Subject to subsection (b) below and Section 5.8 of the Plan, the Award shall vest with respect to all shares subject to the Award on the [VESTING ANNIVERSARY] anniversary the Grant Date (the “Vesting Date”).

(b) If the Holder’s employment by the Company terminates prior to the Vesting Date for any reason other than as provided in the remaining provisions of this subsection (b), as of the date the Holder’s employment terminates the Award shall be forfeited by the Holder and cancelled by the Company unless vesting of the Award is accelerated pursuant to Section 5 (change in control benefits) of the Exelon Corporation Senior Management Severance Plan or any successor plan or individual change in control employment agreement. In the event that, prior to the Vesting Date, the Holder’s employment by the Company is involuntarily terminated by the Company without Cause, Holder shall become vested in a pro-rated portion of the Award with the number of vested shares determined by multiplying the number of shares subject to the Award as of the Grant Date by a fraction, the numerator of which is the number of days elapsed from the Grant Date to the Termination Date and the denominator of which is the number of days between the Grant Date and the Vesting Date, and the remaining shares subject to the Award shall be forfeited. In the event that the Holder’s employment by the Company is terminated on account of Disability or death, the entire Award shall become vested as of the date of such termination of employment.

4. Termination of Award. In the event that the Holder shall forfeit any shares of Common Stock subject to the Award, the Holder shall, upon the Company’s request, promptly return this Agreement to the Company for cancellation. Such cancellation shall be effective upon forfeiture regardless of whether the Holder is requested to return or returns this Agreement.

5. Additional Terms and Conditions of Award.

5.1. Nontransferability of Award. The Award may not be transferred by the Holder other than by will, the laws of descent and distribution consistent with this Agreement. Except to the extent permitted by the foregoing, the shares of Common Stock subject to the Award and not then vested may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber, or otherwise dispose of such shares, the Award shall immediately become null and void.

5.2. Investment Representation. The Holder hereby represents and covenants that (a) any share of Common Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such acquisition has been registered under the Securities Act and any applicable state securities law; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of acquisition of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to the delivery to the Holder of any shares subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Board of Directors or any committee authorized by the Board of Directors shall in its sole discretion deem necessary or advisable.

5.3. Withholding Taxes. (a) As a condition precedent to the delivery to the Holder of any shares of Common Stock subject to the Award, the Holder shall, upon request by the Company, pay to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder.

(b) The Holder may, with the consent of the Company, elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 5.3(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the “Tax Date”), equal to the Required Tax Payments, (3) authorizing the Company to withhold from the shares of Common Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares of Common Stock having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (4) a cash payment by a broker-dealer acceptable to the Company through whom the Holder has sold the shares with respect to which the Required Tax Payments have arisen or (5) any combination of (1), (2) and (3). The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Shares of Common Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No certificate representing a share of Common Stock shall be delivered until the Required Tax Payments have been satisfied in full.

5.4. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.5. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Common Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

5.6. Delivery of Certificates/Cash. Subject to Section 5.3, as soon as practicable after the vesting of the Award, in whole or in part, the Company shall deliver or cause to be delivered (i) one or more certificates (or book entries) issued in the Holder’s name representing the number of vested shares, or (ii) a lump sum cash payment representing the value of the vested shares as of the Vesting Date. The Company shall pay any original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 5.3. The Committee shall determine, in its sole discretion, whether payment of the Award shall be made in the form of shares or cash, and shall have the right to deduct applicable withholdings.

5.7. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder give or be deemed to give the Holder any right to continued employment by the Company or any affiliate of the Company.

5.8. Decisions of Committee. The Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

5.9. Company to Reserve Shares. The Company shall at all times prior to the cancellation of the Award reserve and keep available, either in its treasury or out of it authorized but unissued shares of Common Stock, the full number of unvested shares subject to the Award from time to time.

5.10. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Holder acknowledges receipt of a copy of the Plan. The Company reserves the right to amend this Agreement to the extent it determines in its sole discretion such amendment is necessary or appropriate to comply with applicable law, including but not limited to section 409A of the Code.

6. Miscellaneous Provisions.

6.1. Meaning of Certain Terms. As used herein, the term “vest” shall mean no longer subject to forfeiture. As used herein, employment by the Company shall include employment by any successor to the Company or by a corporation which is a “subsidiary corporation” of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

6.2. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

6.3. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Exelon Corporation, 10 South Dearborn Street, 37th Floor, Chicago, Illinois 60603, Attention: Corporate Secretary, and if to the Holder, to his or her then current work location. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6.4. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the Commonwealth of Pennsylvania and construed in accordance therewith without giving effect to conflicts of laws principles.

EXELON CORPORATION

By:

Name:

Title:

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